UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 6, 2020

Crescent Acquisition Corp

(Exact name of Registrant as specified in its charter)

Delaware	001-38825	82-3447941
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000 Los Angeles, CA		90025
(Address of principal executive offices)		(Zip Code)

(310) 235-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	CRSAU	The NASDAQ Stock Market LLC
Class A common stock, $0.0001 par value per share	CRSA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CRSAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

In connection with the proposed business combination (the “Business Combination”) between Crescent Acquisition Corp (the “Company”) and F45 Training Holdings Inc. (“F45”), the Company and F45 held an analyst day on August 6, 2020 with select Wall Street firms to provide an overview of F45’s business and discuss historical and projected financial performance. Given the headlines around COVID-19 and its impact on regions around the world, F45 also provided an update on the health of both the current franchise network as well as the pipeline of future studio openings based on completed franchise sales.

Highlights from the update include:

Studio re-openings

•	As of August 3, 2020, 960 studios (78% of the pre-COVID-19 franchise network) are re-opened.

•	The median revenue for studios re-opened seven weeks is at 88% of pre-COVID-19 revenue levels.

Studio grand openings

•	Over 50 new studios have opened since the beginning of June.

New franchise sales

•	244 franchises were sold in the first seven months of 2020 (versus a full-year forecast of 174 franchises sold).

o	This includes 124 franchises sold in the last two months.

The presentation used by the Company and F45 for the analyst day is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the Business Combination and any other statements relating to future results, strategy and plans of the Company and F45 (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company or F45, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close the business combination, the amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial markets, increased operating costs, decreased ability to operate gyms and the impact of government shutdowns. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

This Current Report relates to the Business Combination between F45 and the Company and may be deemed to be solicitation material in respect of the Business Combination. The Business Combination will be submitted to the stockholders of the Company for their approval. In connection with the Company’s stockholder vote on the Business Combination, the Company filed a preliminary proxy statement on Schedule 14A with the SEC on July 16, 2020, and will file a definitive proxy statement. This Current Report is not a substitute for the preliminary proxy statement that the Company filed with the SEC, the definitive proxy statement once it is filed or any other documents that the Company may file with the SEC or send to its stockholders in connection with the Business Combination. When completed, the Company will mail a definitive proxy statement to its stockholders in connection with the Company’s solicitation of proxies for the special meeting of the Company’s stockholders to be held to approve the Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination, including relevant risk factors that may be included in the preliminary or definitive proxy statement. It is not intended to provide the basis for any investment decision or any other decision in respect to the Business Combination. The Company’s stockholders and other interested persons are urged to read the Company’s preliminary proxy statement and, when available, definitive proxy statement and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC, as well as any amendments or supplements to these documents, carefully and in their entirety before making any voting or investment decision with respect to the Business Combination, as these materials will contain important information about the Company, related matters and the parties to the Company. A copy of the definitive proxy statement will be sent when available to all stockholders of record of the Company seeking the required stockholder approvals. Investors and stockholders can obtain free copies of the preliminary proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the preliminary proxy statement from the Company by accessing the Company’s website at https://www.crescentspac.com.

No Offer or Solicitation

This Current Report is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and F45, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the Business Combination. Information about the directors and executive officers of the Company is set forth in the Company’s Form 10-K for the year ended December 31, 2019. Information about the directors and executive officers of F45 and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, are set forth in the Company’s preliminary proxy statement. Investors may obtain additional information about the interests of such participants by reading such preliminary proxy statement and, when available, definitive proxy statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Analyst Day Presentation, dated as of August 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2020

Crescent Acquisition Corp

/s/ George Hawley
Name:	George Hawley
Title:	General Counsel and Secretary